UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report (Date of earliest event reported): March 18, 2017

BRT Apartments Corp.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code 516-466-3100

BRT Realty Trust
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed for the purpose of establishing BRT Apartments Corp., a Maryland corporation (the “Company”), as the successor issuer to BRT Realty Trust, a Massachusetts business trust (the “Predecessor”), with respect to the Company’s Common Stock (as defined below), pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters.

At 12:01 a.m., eastern time, on March 18, 2017, the Predecessor consummated its previously-disclosed conversion from a Massachusetts business trust to a Maryland corporation (the “Conversion”), pursuant to a Plan of Conversion dated December 8, 2016 (the “Plan of Conversion”), approved by the shareholders of the Predecessor on March 14, 2017. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) are deemed to be registered registered under Section 12(b) of the Exchange Act and the Company has succeeded to the Predecessor as the registrant with respect thereto.

Item 3.03.	Material Modification to the Rights of Security Holders.

Upon the consummation of the Conversion on March 18, 2017, each issued and outstanding share of beneficial interest in the Predecessor was converted into one share of Common Stock of the Company, and the rights of stockholders of the Company began to be governed by the Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Company.

The Conversion did not result in any change in our CUSIP, trading symbol, federal tax identification number, or any material change in our business, offices, assets, liabilities, obligations or net worth, or any change in our directors, officers or employees. The Common Stock has been approved for listing on the New York Stock Exchange and will commence trading on March 20, 2017 on an uninterrupted basis under the trading symbol “BRT”. Stockholders are not required to exchange their existing certificates representing shares of beneficial interest in the Predecessor, which now represent an equivalent number of shares of Common Stock of the Company. Shares of Common Stock will be issued and transferred in book entry form.

A description of the Common Stock is set forth on Exhibit 99.1 hereto and incorporated by reference herein. The Description of Stock set forth in Exhibit 99.1 modifies and supersedes any prior description of our common securities in any registration statement filed with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended, and the Exchange Act, including registration statements.

The foregoing description of the Conversion and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. Additional information about the Conversion and a comparison of the rights of shareholders of the Predecessor and stockholders of the Company can be found in the Company’s proxy statement/prospectus, filed with the Securities and Exchange Commission on January 20, 2017, under the headings “The Conversion Proposal,” “Comparison of Rights of Shareholders of Old BRT and New BRT” and “Certain Takeover Defense Provisions of Maryland law and the New BRT Charter and the New BRT Bylaws,” which description is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. The Articles of Incorporation and Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion dated December 8, 2016 (incorporated by reference to Exhibit 2.1 of the Registrant’s Registration Statement on Form S-4 (Reg. No. 333-215221).

3.1	Articles of Incorporation of the Registrant.

3.2	Bylaws of the Registrant.

99.1	Description of Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT Apartments Corp.

Date: March 20, 2017	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President - Finance